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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-14
                              POOL PROFILE (4/8/99)

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

                                                         ---------------------      ----------------------
                                                                 Bid                      Tolerance
                                                         ---------------------      ----------------------

     AGGREGATE PRINCIPAL BALANCE                                 $700,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-May-99
     INTEREST RATE RANGE                                      5.500% - 9.500%
     GROSS WAC                                                          7.15%                (+/- 10 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                             1.7 bps
     WAM (in months)                                                      357                (+/- 2 month)

     WALTV                                                                71%                (maximum 80%)

     CALIFORNIA %                                                         40%                (maximum 50%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                                 1%                (maximum  3%)

     AVERAGE LOAN BALANCE                                            $357,000           (maximum $370,000)
     LARGEST INDIVIDUAL LOAN BALANCE                               $1,468,000         (maximum $1,500,000)

     CASH-OUT REFINANCE %                                                 18%               (maximum  23%)

     PRIMARY RESIDENCE %                                                  97%                (minimum 92%)

     SINGLE-FAMILY DETACHED %                                             92%                (minimum 87%)

     FULL DOCUMENTATION %                                                 93%                (minimum 88%)

     UNINSURED > 80% LTV %                                                 1%                 (maximum 5%)

     TEMPORARY BUYDOWNS                                                    0%                (maximum  5%)


             THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
               THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN
                           THE PROSPECTUS SUPPLEMENT.

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     (1)  All dollar amounts are  approximate  and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-14
                               PRICING INFORMATION

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

     RATING AGENCIES                                          TBD by Norwest

     PASS THRU RATE                                                    6.50%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                             21 bps

     PRICING DATE                                                  08-Apr-99

     FINAL STRUCTURE DUE DATE                                      11-May-99               9:00 AM

     SETTLEMENT DATE                                               28-May-99

     ASSUMED SUB LEVELS                     AAA                        3.90%               (+-.10)
                                            AA                         1.70%
                                            A                          1.00%
                                            BBB                        0.70%
                                            BB                         0.40%
                                            B                          0.23%

                                                             Note:  AAA Class will be rated by two rating agencies.
                                                             AA through B Classes will be rated by one rating agency.



     NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-14. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



     NASCOR CONTACTS                          Brad Davis (301)846-8009
                                              Lori Fountain (301) 846-8185